Exhibit 10.26.2

AMENDMENT NO. 2

TO THE

SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT

BETWEEN

FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 2 (“Amendment”), effective as of October 28, 2010 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 1130 Kifer Road, Sunnyvale, CA 94086, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to revise [*****].

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment V: Pricing and Royalty, Section 3, delete the pricing matrix located under [*****] as follows:

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]

Total	[*****]

and replace it with the following new pricing matrix:

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Total:	[*****]

2.	After Attachment V, add Attachment VI, attached hereto and incorporated by reference herein.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.

By:	/s/ Charles Broadwater	By:	/s/ Douglas S. Miller
	(Signature)		(Signature)

Name:	Charles Broadwater	Name:	Douglas S. Miller
	(Printed Name)		(Printed Name)

Title:	Supervisor Navigation	Title:	Chief Financial Officer

Date:	May 15, 2012	Date:	5/16/12

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Attachment VI

Statement of Work

For

SYNC™ Generation 2 Navigation Application

[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Table of Contents

1	Scope and Background	1
1.1	Lexicon	1
1.2	References	1
2	Project Timelines and Feature Deliverables	1
3	Developed Software	1

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1	Scope and Background

[*****]

1.1	Lexicon

[*****]

1.2	References

[*****]

2	Project Timelines and Feature Deliverables

[*****]

3	Developed Software

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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